                                    EXHIBIT 11.1


                                  Basic               Diluted
                                Number of            Number of            Net            Basic          Diluted
                                  Shares               Shares           Income            EPS             EPS
                                ---------            ---------         ---------         -----          -------
Year ended 1993                 1,460,000            1,560,557        $  751,823         $0.51           $0.48
Year ended 1994                 1,462,400            1,614,176         1,001,181          0.68            0.62
Year ended 1995                 1,463,400            1,685,479         1,304,267          0.89            0.77
Year ended 1996                 1,538,418            1,750,686         1,701,951          1.11            0.97
Year ended 1997                 2,095,359            2,224,967         2,222,544          1.06            1.00

                                                    YEAR ENDED 1993

                                  Basic              Dilution       Fully Diluted
                                ---------            ---------      -------------
Average Shares Outstanding      1,460,000                             1,460,000
Warrants                                               200,000
Average Warrant Price                                     5.50
Total Exercise Cost                                  1,100,000
Shares Repurchased                                     146,667
Net Shares from Warrants                                                 53,333
Options - 1                                            144,000
Average Option Price                                      5.28
Total Exercise Cost                                    760,320
Shares Repurchased                                     101,376
Net Shares from Option - 1                                               42,624
Options - 2                                             69,000
Average Option Price                                      7.00
Total Exercise Cost                                    483,000
Shares Repurchased                                      64,400
Net Shares from Option - 2                                                4,600
                                ---------                             ---------
Gross Shares                    1,460,000                             1,560,557
Average Price                                             7.50


                                                    YEAR ENDED 1994

                                  Basic              Dilution       Fully Diluted
                                ---------            ---------      -------------
Shares Outstanding              1,462,400                             1,462,400
Warrants                                               200,000
Average Warrant Price                                     5.50
Total Exercise Cost                                  1,100,000
Shares Repurchased                                     122,222
Net Shares from Warrants                                                 77,778
Options - 1                                            142,000
Average Option Price                                      5.28
Total Exercise Cost                                    749,760
Shares Repurchased                                      83,307
Net Shares from Option - 1                                               58,693
Options - 2                                             71,000
Average Option Price                                      7.06
Total Exercise Cost                                    501,260
Shares Repurchased                                      55,696
Net Shares from Option - 2                                               15,304
                                ---------                             ---------
Gross Shares                    1,462,400                             1,614,176
Average Price                                             9.00



                                                    YEAR ENDED 1995

                                  Basic              Dilution       Fully Diluted
                                ---------            ---------      -------------
Shares Outstanding              1,463,400                             1,463,400
Warrants                                               199,000
Average Warrant Price                                     5.50
Total Exercise Cost                                  1,094,500
Shares Repurchased                                      88,623
Net Shares from Warrants                                                110,377
Options - 1                                            142,000
Average Option Price                                      5.28
Total Exercise Cost                                    749,760
Shares Repurchased                                      60,709
Net Shares from Option - 1                                               81,291
Options - 2                                             71,000
Average Option Price                                      7.06
Total Exercise Cost                                    501,260
Shares Repurchased                                      40,588
Net Shares from Option - 2                                               30,412
                                ---------                             ---------
Gross Shares                    1,463,400                             1,685,479
Price                                                    12.35


                                                    YEAR ENDED 1996

                                  Basic              Dilution       Fully Diluted
                                ---------            ---------      -------------
Average Shares Outstanding      1,538,418                             1,538,418
Warrants                                               123,967
Average Warrant Price                                     5.50
Total Exercise Cost                                    681,819
Shares Repurchased                                      43,988
Net Shares from Warrants                                                 79,979
Options - 1                                            142,000
Average Option Price                                      5.28
Total Exercise Cost                                    749,760
Shares Repurchased                                      48,372
Net Shares from Option - 1                                               93,628
Options - 2                                             71,000
Average Option Price                                      7.06
Total Exercise Cost                                    501,260
Shares Repurchased                                      32,339
Net Shares from Option - 2                                               38,661
                                ---------                             ---------
Gross Shares                    1,538,418                             1,750,686
Price                                                    15.50

                                                    YEAR ENDED 1997

                                  Basic              Dilution       Fully Diluted
                                ---------            ---------      -------------
Average Shares Outstanding      2,095,359                             2,095,359
Options - 1                                            126,212
Average Option Price                                      5.32
Total Exercise Cost                                    671,084
Shares Repurchased                                      40,860
Net Shares from Option - 1                                               85,352
Options - 2                                             73,702
Average Option Price                                      7.39
Total Exercise Cost                                    544,661
Shares Repurchased                                      33,163
Net Shares from Option - 2                                               40,540
Options - 3                                            146,372
Average Option Price                                     16.01
Total Exercise Cost                                  2,342,986
Shares Repurchased                                     142,657
Net Shares from Option - 3                                                3,715
                                ---------                             ---------
Gross Shares                    2,095,359                             2,224,967
Price                                                   16.42